Exhibit 99.1

Cavium

Announces Financial Results for Q4 2016

SAN JOSE, Calif., February 1, 2017 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the fourth quarter ended December 31, 2016.

Net revenue in the fourth quarter of 2016 was $226.2 million, a 34.5% sequential increase from the $168.1 million reported in the third quarter of 2016 and 124.0% from the $100.9 million reported in the fourth quarter of 2015.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the fourth quarter of 2016 was $121.6 million, or ($1.82) per diluted share, compared to $14.4 million, or ($0.23) per diluted share in the third quarter of 2016. Gross margins were 43.4% in the fourth quarter of 2016 compared to 28.2% in the third quarter of 2016. GAAP operating loss (GAAP loss from operations as a percentage of revenue) was 12.9% in the fourth quarter of 2016 compared to 56.1% in the third quarter of 2016. Total cash and cash equivalents were $221.4 million at December 31, 2016.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. Cavium believes that these non-GAAP financial measures provide additional insight into Cavium’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the fourth quarter of 2016, Non-GAAP net income was $39.8 million, or $0.56 per diluted share. Non-GAAP gross margin was 65.0% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 21.6%.

Recent News Highlights

•	January 31, 2017 - Cavium QLogic Leads Ethernet & Fibre Channel I/O Innovation for Next Generation Servers
•	January 24, 2017 - Cavium Contributes to the First Programmable Wedge 100C Switch Design to OCP
•	January 17, 2017 - Cavium QLogic Delivers Expanded Options for Server and Storage Connectivity
•	January 16, 2017 - Cavium's XPliant Family of Ethernet Switches Received Linley Group's Analysts' Choice Award for Best Networking Chip 2016
•	December 8, 2016 - Cavium and China Unicom Signed Collaboration Agreement for Virtualized RAN Technology
•	November 15, 2016 - Cavium and Leading Partners Showcased ThunderX ARM-based Server Platforms, QLogic FastLinQ Ethernet Adapters and Fibre Channel HBAs for High Performance Computing at SC16

Cavium will broadcast its fourth quarter of 2016 financial results conference call today, February 1, 2017, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium offers a broad portfolio of integrated, software compatible processors ranging in performance from 1Gbps to 100Gbp that enable secure, intelligent functionality in Enterprise, Data Center, Broadband, Mobile and Service Provider Equipment, highly programmable switches which scale to 3.2Tbps and Ethernet and Fibre Channel adapters up to 100Gbps. Cavium processors are supported by ecosystem partners that provide operating systems, tools and application support, hardware reference designs and other products. Cavium is headquartered in San Jose, CA with design centers in California, Massachusetts, India, Israel, China and Taiwan. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	December 31, 2016	September 30, 2016
Net revenue	$226,151	$168,123
Cost of revenue	127,926	120,709
Gross profit	98,225	47,414
Operating expenses:
Research and development	87,031	67,752
Sales, general and administrative	40,340	73,904
Total operating expenses	127,371	141,656
Loss from operations	(29,146)	(94,242)
Other income (expense), net:
Interest expense	(8,073)	(4,268)
Other, net	158	54
Total other expense, net	(7,915)	(4,214)
Loss before income taxes	(37,061)	(98,456)
Provision for (benefit from) income taxes	84,539	(84,090)
Net loss	$(121,600)	$(14,366)
Net loss per common share, basic and diluted	$(1.82)	$(0.23)
Shares used in computing basic and diluted net loss per common share	66,949	62,055

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	December 31, 2016	September 30, 2016
Reconciliation of GAAP gross profit and margin to non-GAAP:
Net revenue	$226,151	$168,123
GAAP gross profit	98,225	47,414
GAAP gross margin	43.4%	28.2%

Stock-based compensation and related payroll taxes from awards granted by the Company	509	274
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	75	134
Purchase accounting effect on inventory	21,015	9,888
Manufacturing rights buy-out	-	37,059
Amortization of acquisition related assets	27,176	12,880
Non-GAAP gross profit	$147,000	$107,649
Non-GAAP gross margin	65.0%	64.0%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$87,031	$67,752
Stock-based compensation and related payroll taxes from awards granted by the Company	(11,030)	(9,644)
Stock-based compensation expense related to employees with change in control provision	-	(956)
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	(2,635)	(1,363)
Amortization of acquisition related assets	(1,507)	(2,643)
IPR&D written-off	(2,000)	-
Non-GAAP research and development expenses	69,859	53,146

GAAP sales, general and administrative expenses	40,340	73,904
Stock-based compensation and related payroll taxes from awards granted by the Company	(7,734)	(7,554)
Stock-based compensation expense related to employees with change in control provision	-	(15,625)
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	(700)	(1,097)
Acquisition and integration related costs	(2,282)	(13,486)
Amortization of acquisition related assets	(1,422)	(524)
Restructuring, severance and other employment charges	-	(13,477)
Non-GAAP sales, general and administrative expenses	28,202	22,141
Total Non-GAAP operating expenses	$98,061	$75,287

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP other expense, net	$(7,915)	$(4,214)
Interest expense and amortization of debt financing cost associated with interim term loan facility	164	522
Non-GAAP other expense, net	$(7,751)	$(3,692)

Reconciliation of GAAP Income tax to non-GAAP:
GAAP provision for (benefit from) income tax	$84,539	$(84,090)
Acquisition related tax adjustments	(83,174)	84,792
Non-GAAP provision for income tax	$1,365	$702

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	December 31, 2016	September 30, 2016
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(29,146)	$(94,242)
Stock-based compensation and related payroll taxes from awards granted by the Company	19,273	17,472
Stock-based compensation expense related to employees with change in control provision	-	16,581
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	3,410	2,594
Purchase accounting effect on inventory	21,015	9,888
Amortization of acquisition related assets	30,105	16,047
Acquisition and integration related costs	2,282	13,486
Manufacturing rights buy-out	-	37,059
Restructuring, severance and other employment charges	-	13,477
IPR&D written-off	2,000	-
Non-GAAP income from operations	$48,939	$32,362
Non-GAAP income from operations as a percentage of revenue	21.6%	19.2%

Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss	$(121,600)	$(14,366)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes from awards granted by the Company	19,273	17,472
Stock-based compensation expense related to employees with change in control provision	-	16,581
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	3,410	2,594
Purchase accounting effect on inventory	21,015	9,888
Amortization of acquisition related assets	30,105	16,047
Acquisition and integration related costs	2,282	13,486
Manufacturing rights buy-out	-	37,059
Restructuring, severance and other employment charges	-	13,477
IPR&D written-off	2,000	-
Interest expense and amortization of debt financing cost associated with interim term loan facility	164	522
Acquisition related tax adjustments	83,174	(84,792)
Total of non-GAAP adjustments	161,423	42,334
Non-GAAP net income	$39,823	$27,968

GAAP net loss per share, diluted	$(1.82)	$(0.23)
Non-GAAP adjustments detailed above	2.38	0.66
Non-GAAP net income per share, diluted	$0.56	$0.43

GAAP weighted average shares, diluted	66,949	62,055
Non-GAAP share adjustment	4,365	3,062
Non-GAAP weighted average shares, diluted	71,314	65,117

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	December 31, 2016	September 30, 2016
Assets
Current assets
Cash and cash equivalents	$221,439	$192,378
Accounts receivable, net	125,728	144,902
Inventories	119,692	118,936
Prepaid expenses and other current assets	22,259	20,556
Asset held for sale	-	38,511
Total current assets	489,118	515,283
Property and equipment, net	150,862	122,114
Intangible assets, net	764,885	790,368
Goodwill	241,067	319,021
Other assets	4,599	3,922
Total assets	$1,650,531	$1,750,708

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$65,456	$55,009
Accrued expenses and other current liabilities	64,967	43,163
Deferred revenue	8,412	9,399
Current portion of long-term debt	3,865	53,774
Capital lease and technology license obligations	25,535	27,747
Total current liabilities	168,235	189,092
Long-term debt	675,414	676,372
Capital lease and technology license obligations, net of current	27,878	11,780
Deferred tax liability	18,774	17,270
Other non-current liabilities	18,386	18,266
Total liabilities	908,687	912,780

Stockholders' equity
Common stock	67	66
Additional paid-in capital	1,079,043	1,052,840
Accumulated deficit	(336,621)	(215,021)
Accumulated other comprehensive loss	(645)	43
Total stockholders' equity	741,844	837,928
Total liabilities and stockholders' equity	$1,650,531	$1,750,708

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com